SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                    [James Center, Tacoma, Pierce County, Washington]

         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Sixth Amendment") is made as of the 24th day of March, 1999, by and among JS - JAMES CENTER ASSOCIATES, L. P., a Washington limited partnership, acting herein by and through its general partner, Johnson Capital Corp. ("Seller") and REGENCY CENTERS, L.P. , a Delaware limited partnership ("Purchaser").


                                               W I T N E S S E T H:

         WHEREAS, Seller and Pacific Retail Trust have heretofore entered into that certain Agreement of Purchase and Sale dated October 6, 1998, as amended by that certain First Amendment to Agreement of Purchase and Sale dated November 24, 1998, that certain Second Amendment to Agreement of Purchase and Sale dated December 23, 1998, that certain Third Amendment to Agreement of Purchase and Sale dated January 25, 1999, that certain Fourth Amendment to Agreement of Purchase and Sale dated February 8, 1999 and that certain Fifth Amendment to Agreement of Purchase and Sale dated February 15, 1999 (as amended, the "Agreement"), pertaining to the real property located in Tacoma, Pierce County, Washington, such real property being more particularly described in the Agreement;

         WHEREAS, Regency Realty Corporation, a Florida corporation and the successor by merger of Pacific Retail Trust, assigned its rights as purchaser under the Agreement to Purchaser by that certain assignment dated March 22, 1999;

         WHEREAS, Seller and Purchaser hereby desire to amend the Agreement as more particularly set forth below;

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Purchaser agree as follows:

1. All capitalized terms used herein shall have the same meaning as defined in the Agreement, unless otherwise defined in this Sixth Amendment.

2. The Closing Date, as defined in Paragraph 1.1(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  As designated by Purchaser upon not less than three (3) days prior notice to Seller, but in no event later than April 7, 1999. However, in the event the assumption documents for the Loan have not been approved by Purchaser on or before April 5, 1999, Purchaser shall have the right, at its

30190763.1 40899 1711C 98484215
                  sole discretion and for no additional consideration, to extend the outside Closing Date from April 7, 1999 to April 21, 1999. If Purchaser elects to exercise such option, Purchaser shall notify Seller and Escrow Agent.

3. Purchaser hereby instructs Escrow Agent to release the previously unreleased portion of the Earnest Money in the amount of $162,500.00 to Seller. In the event Purchaser elects, in its sole and absolute discretion, to terminate the Agreement because it has been unable to negotiate acceptable terms for the assumption of the Loan, all Earnest Money (including the $37,500.00 which has previously been released to Seller and the $162,500.00 which is to be released to Seller pursuant to this Sixth Amendment) shall be promptly returned to Purchaser.

4. Purchaser hereby acknowledges that the updated Tenant Estoppels and the SEPA Approval have been received and approved by Purchaser, and the title objections described on Exhibit A to the Fourth Amendment to Agreement of Purchase and Sale have been satisfied with the exception of Exception No. 64 which is to be satisfied by Seller prior to Closing.

5. Except as amended herein, the Agreement shall remain in full force and effect. In the event of any conflicts or inconsistencies between the provisions of this Sixth Amendment and the provisions of the Agreement, the provisions of this Sixth Amendment shall control.

6. This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Sixth Amendment, the parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first above written.

                                   JS - JAMES CENTER ASSOCIATES, L.P.,
                                   a Washington limited partnership

                                   By:      JOHNSON CAPITAL CORP.,
                                            its general partner


                                            By: ________________________
                                            Name:_______________________
                                            Title:______________________
                                                                      "Seller"


30190763.1 40899 1711C 98484215

                                   REGENCY CENTERS, L.P., a Delaware
                                   limited partnership

                                   By:    REGENCY REALTY CORPORATION,
                                          a Florida corporation, General Partner


                                            By:  _________________________
                                            Name:_________________________
                                            Title:________________________

                                                                   "Purchaser"


30190763.1 40899 1711C 98484215